UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2019

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 17, 2019, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”) at the Corporation’s headquarters in Pine Bluff, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Corporation’s board of directors fixing the number of directors at fifteen (15), (2) election of fifteen (15) directors, (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation, (4) ratification of the Audit Committee’s selection of the accounting firm BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2019, and (5) amending the Corporation’s 2015 Employee Stock Purchase Plan to increase the number of offerings from 10 to 20 and the number of shares reserved for issuance thereunder from 200,000 to 500,000.

At the Meeting, all fifteen (15) directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Fix the number of directors at fifteen (15)	65,986,858	99.6	215,843	0.3	78,523	0.1	15,347,701

Election of Directors	For	%	Withhold Authority	%			Broker Non-Votes
Jay D. Burchfield	65,901,702	99.4	379,523	0.6			15,347,701
William E. Clark, II	63,911,196	96.4	2,370,028	3.6			15,347,701
Steven A. Cosse	64,671,940	97.6	1,609,285	2.4			15,347,701
Mark C. Doramus	63,905,746	96.4	2,375,479	3.6			15,347,701
Edward Drilling	65,687,992	99.1	593,232	0.9			15,347,701
Eugene Hunt	65,885,052	99.4	396,172	0.6			15,347,701
Jerry Hunter	65,636,484	99.0	644,741	1.0			15,347,701
Christopher R. Kirkland	65,908,302	99.4	372,922	0.6			15,347,701
Susan Lanigan	65,630,563	99.0	650,661	1.0			15,347,701
George A. Makris, Jr.	64,479,784	97.3	1,801,441	2.7			15,347,701
W. Scott McGeorge	64,915,224	97.9	1,366,000	2.1			15,347,701
Tom E. Purvis	65,896,757	99.4	384,467	0.6			15,347,701
Robert L. Shoptaw	64,906,005	97.9	1,375,220	2.1			15,347,701
Russell Teubner	65,744,439	99.2	536,786	0.8			15,347,701
Mindy West	65,773,750	99.2	507,475	0.8			15,347,701

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	63,085,286	95.2	2,827,965	4.3	367,973	0.5	15,347,701

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Ratification of the Audit Committee’s selection of BKD, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2019	79,843,238	97.8	1,699,008	2.1	86,680	0.1	0

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Amendment of Corporation’s	65,311,877	98.6	674,679	1.0	294,668	0.4	15,347,701
2015 Employee Stock Purchase Plan to increase the number of offerings from 10 to 20 and the number of shares reserved for issuance from 200,000 to 500,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: April 17, 2019	/s/ Robert A. Fehlman
Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer